SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT – April 20, 2005

(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation)	1-8974 (Commission File Number)	22-2640650 (I.R.S. Employer Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

EARNINGS RELEASE.

Honeywell International Inc. will hold its first quarter 2005 earnings release conference call on Wednesday, April 20th at 8:00 a.m. Eastern Time. The earnings release was distributed on BusinessWire approximately one hour prior to the conference call. Interested investors may access the conference call by dialing (706) 643-7681 or through a World Wide Web simulcast available at the “Investor Relations” section of the company’s website (http://www.honeywell.com/investor). Related presentation materials will also be posted to the Investor Relations section of the website prior to the conference call. Investors are advised to log on to the website at least 15 minutes prior to the conference call to allow sufficient time for downloading any necessary software.

Honeywell International Inc. issued its first quarter 2005 earnings release on April 20th, which is attached as an exhibit to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2005	HONEYWELL INTERNATIONAL INC.

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins Vice President, Corporate Secretary and Deputy General Counsel